June 8, 1998

THE DEFENSIVE EQUITY PORTFOLIO
OF THE ANALYTIC OPTIONED EQUITY FUND

SUPPLEMENT TO
PROSPECTUS DATED MAY 1, 1998

The Board of Directors of the Analytic Optioned
Equity Fund (the "Analytic Fund") has approved (i) an Agreement and Plan of Reorganization with PBHG Advisor Funds, Inc.
providing for the tax-free reorganization of the Analytic Fund into a newly-created series of PBHG Advisor Funds, Inc., subject to approval of the reorganization by the shareholders of the Analytic Fund, and (ii) the termination of the Analytic Fund. Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment advisor to the PBHG Advisor Funds, Inc. Analytic.TSA Global
Asset Management, Inc. ("Analytic.TSA"), the current investment advisor to the Analytic Fund, will become a wholly-owned subsidiary of Pilgrim Baxter and will serve as investment sub-advisor to the new PBHG Advisor Defensive Equity Fund. After the reorganization, Analytic.TSA will manage the new PBHG
Advisor Defensive Equity Fund in the same manner as it has previously managed the Analytic Fund. A special meeting of shareholders of the Analytic Fund is currently expected to be held on August 20, 1998, to consider the reorganization. Further details will be provided in a proxy statement which will be sent to all shareholders entitled to vote at the meeting.